UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – February 26, 2014

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations.

On February 26, 2014, Extended Stay America, Inc. and ESH Hospitality, Inc. issued a press release announcing their results of operations for the year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On February 26, 2014, Extended Stay America, Inc. and ESH Hospitality, Inc. issued a press release announcing that the Board of Directors of ESH Hospitality, Inc. has declared a prorated cash dividend of $0.08 per share for the fourth quarter of 2013, payable to ESH Hospitality, Inc.’s Class A and Class B common shareholders. The dividend will be payable on March 26, 2014 to shareholders of record as of March 12, 2014. A copy of the press release is attached to this report as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated February 26, 2014, announcing results for the year ended December 31, 2013.

99.2	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated February 26, 2014, announcing dividend for fourth quarter of 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: February 26, 2014	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless
Title: Chief Legal Officer and General Counsel

Date: February 26, 2014	ESH HOSPITALITY, INC.

	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated February 26, 2014, announcing results for the year ended December 31, 2013.

99.2	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated February 26, 2014, announcing dividend for fourth quarter of 2013.